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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  October 21, 1996


                   International Remote Imaging Systems, Inc.
               (Exact Name Of Registrant As Specified In Charter)




         Delaware                     0-9767               94-2579751
(STATE OR OTHER JURISDICTION       (COMMISSION            (IRS EMPLOYER
    OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NO.)


9162 Eton Avenue, Chatsworth, California                     91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)




Registrant's telephone number, including area code:  (818) 709-1244
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ITEM 5.  OTHER EVENTS.

         On October 21, 1996, the Registrant issued a press release announcing a restructuring of its workforce, a copy of which is attached as Exhibit 99 hereto and incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       INTERNATIONAL REMOTE IMAGING
                                       SYSTEMS, INC.



Date:  October 31, 1996                By: /s/ Martin S. McDermut
                                          --------------------------------
                                               Martin S. McDermut
                                               Chief Financial Officer